SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2004

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

   DELAWARE                      333-110437                    41-1955181
(State or other           (Commission file number)          (I.R.S. employer
jurisdiction of                                            identification no.)
incorporation)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:    (952) 832-7000
______________________________________________________________________________
         (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.        Other Events.

               The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, that are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being named as "Experts" in the Prospectus Supplement relating to the GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE1, is attached hereto in the case of KPMG LLP as Exhibit
23.1 and in the case of Ernst & Young LLP as Exhibit 23.2.

               The financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

               23.1   Consent of KPMG LLP.

               23.2   Consent of Ernst & Young LLP.

               99.1 Audited Financial Statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By: /s/ Patricia C. Taylor
                                                    Patricia C. Taylor
                                                    Vice President


Dated:  March 24, 2004



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                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:


We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended
December 31, 2002, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant") which is incorporated by reference in the registration statement (No. 333-110437) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.



/s/ KPMG LLP
New York, New York
March 24, 2004



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                                  Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company


We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of GMACM Home Equity Loan Trust 2004-HE1 for the registration of GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE1 in the registration statement on Form S-3 (No. 333-110437) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Asset Mortgage Products, Inc. dated March 24, 2004, filed with the Securities and Exchange Commission.





                                                          /s/  Ernst & Young LLP

New York, NY
March 24, 2004


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